Report of Independent
Auditors


To the Shareholders and
Board of Directors
Legg Mason Investment
Trust, Inc.

In planning and
performing our audit of
the financial statements
of Legg Mason Investment
Trust, Inc. (the
"Trust") for the year
ended December 31, 2003,
we considered its
internal control,
including control
activities for
safeguarding securities,
in order to determine our
auditing procedures for
the purpose of expressing
our opinion on the
financial statements and
to comply with the
requirements of Form N-
SAR, not to provide
assurance on internal
control.
The management of the
Trust is responsible for
establishing and
maintaining internal
control.  In fulfilling
this responsibility,
estimates and judgments
by management are
required to assess the
expected benefits and
related costs of
controls.  Generally,
controls that are
relevant to an audit
pertain to the entity's
objective of preparing
financial statements for
external purposes that
are fairly presented in
conformity with
accounting principles
generally accepted in the
United States.  Those
controls include the
safeguarding of assets
against unauthorized
acquisition, use, or
disposition.
Because of inherent
limitations in internal
control, error or fraud
may occur and not be
detected.  Also,
projection of any
evaluation of internal
control to future periods
is subject to the risk
that it may become
inadequate because of
changes in conditions or
that the effectiveness of
the design and operation
may deteriorate.
Our consideration of
internal control would
not necessarily disclose
all matters in internal
control that might be
material weaknesses under
standards established by
the American Institute of
Certified Public
Accountants. A material
weakness is a condition
in which the design or
operation of one or more
of the internal control
components does not
reduce to a relatively
low level the risk that
misstatements caused by
error or fraud in amounts
that would be material in
relation to the financial
statements being audited
may occur and not be
detected within a timely
period by employees in
the normal course of
performing their assigned
functions.  However, we
noted no matters
involving internal
control and its
operation, including
controls for safeguarding
securities that we
consider to be material
weaknesses as defined
above as of December 31,
2003.
This report is intended
solely for the
information and use of
management and the Board
of Directors of Legg
Mason Investment Trust,
Inc. and the Securities
and Exchange Commission
and is not intended to be
and should not be used by
anyone other than these
specified parties.



		Ernst & Young
LLP

Philadelphia,
Pennsylvania
February 6, 2004